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                                                                      EXHIBIT 99

                                PPL CORPORATION
              CORPORATE ORGANIZATION BEFORE AND AFTER REALIGNMENT
                            (SELECTED SUBSIDIARIES)
Before Realignment
PPL Corporation
     PPL Electric Utilities Corporation
         PPL Transition Bond Company, LLC
         PPL Capital Trust
         PPL Capital Trust II
         PPL Energy Funding Corporation
             CEP Delaware, Inc.
             CEP Reserves, Inc.
             PPL Rights, Inc.
             CEP Commerce, LLC
         PPL Interstate Energy Company
         Pennsylvania Mines Corporation
         Realty Company of Pennsylvania
         PPL EnergyPlus, LLC
             PPL Synfuel Investments, LLC
     PPL Global, LLC
         PPL Generation Holdings, LLC
             PPL Maine, LLC
             PPL Montana Holdings, LLC
             PPL Montana, LLC
     PPL Spectrum, Inc.
         Burns Mechanical, Inc.
     H.T. Lyons, Inc.
     McClure Company
     McCarl's Inc.
     Western Mass. Holdings, Inc.
     PPL Capital Funding, Inc.
     PPL Gas Utilities Corporation
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                                PPL CORPORATION
               CORPORATE ORGANIZATION BEFORE AND AFTER REALIGNMENT
                             (SELECTED SUBSIDIARIES)
After Realignment
PPL Corporation
     PPL Electric Utilities Corporation
         PPL Transition Bond Company, LLC
         PPL Capital Trust
         PPL Capital Trust II
         CEP Commerce, LLC
     PPL Energy Funding Corporation
         PPL Global, LLC
         PPL EnergyPlus, LLC
             PPL Synfuel Investments, LLC
             PPL Spectrum, Inc.
             PPL Energy Services Holdings, LLC
                 Burns Mechanical, Inc.
                 H.T. Lyons, Inc.
                 McClure Company
                 McCarl's Inc.
                 Western Mass. Holdings, Inc.
         PPL Generation, LLC
             PPL Holtwood, LLC
             Pennsylvania Mines Corporation
             PPL Maine, LLC
             PPL Interstate Energy Company
             Realty Company of Pennsylvania
             PPL Montana Holdings, LLC
             PPL Susquehanna, LLC
             PPL Montour, LLC
             PPL Martins Creek, LLC
             PPL Brunner Island, LLC
                 PPL Rights, Inc. (jointly owned by PPL Montour, PPL Martins Creek, and PPL Brunner Island)
         CEP Delaware, Inc.
         CEP Reserves, Inc.
     PPL Services Corporation
     PPL Capital Funding, Inc.
     PPL Gas Utilities Corporation